UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 6, 2009

Double Eagle Petroleum Co.
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	0-6529	830214692
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1675 Broadway, Suite 2200, Denver, Colorado		80202
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	3037948445

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.01 Completion of Acquisition or Disposition of Assets.

On August 6, 2009, Double Eagle Petroleum Co., a Maryland corporation (the "Company" or "Double Eagle"), completed its previously announced acquisition of Petrosearch Energy Corporation, a Nevada corporation ("Petrosearch"), pursuant to the Agreement and Plan of Merger (the "Merger Agreement"), dated March 30, 2009, by and among Double Eagle, Petrosearch, and DBLE Acquisition Corporation, a Nevada corporation and wholly-owned subsidiary of the Company ("Merger Sub"). Pursuant to the terms of the Merger Agreement, Petrosearch merged with and into Merger Sub, with Petrosearch continuing as the surviving company and a wholly-owned subsidiary of Double Eagle.

Richard Dole, the Chairman of the Board, Chief Executive Officer and President of Double Eagle was also the Chairman of the Board, Chief Executive Officer and President of Petrosearch. Due to Mr. Dole’s potential conflict of interest with respect to the transaction between Double Eagle and Petrosearch, the boards of Double Eagle and Petrosearch each formed a special committee of the board of directors made up of entirely independent directors to evaluate the transaction. The respective independent committees negotiated and eventually approved the following merger consideration, which is set forth in the Merger Agreement.

As of the effective time of the merger, each outstanding share of Petrosearch’s common stock and each outstanding share of Petrosearch’s preferred stock, on an as-converted basis, were converted automatically into the right to receive that number of shares of common stock of Double Eagle ("Double Eagle Common Stock") equal to the "Exchange Ratio". The "Exchange Ratio" equals:
• the "Aggregate Stock Consideration", which shall equal 1,792,741 shares of Double Eagle Common Stock, unless adjusted as described below, divided by:
• the sum of (I) the issued and outstanding shares of Petrosearch common stock as of March 30, 2009 (41,340,584 shares), and (II) the issued and outstanding shares of Petrosearch preferred stock, on an as converted basis (52,067 shares), and (III) the number of shares of Petrosearch common stock issuable as of the closing date upon exercise of any outstanding Petrosearch warrants that exceeds 750,000 shares of Petrosearch common stock (27,380 as of the date of the Merger Agreement).

The "Aggregate Stock Consideration" means 1,792,741 shares of Double Eagle Common Stock; provided, however, if the Double Eagle closing stock price (defined below) is greater than $6.25, then the Aggregate Stock Consideration shall be adjusted to equal $11,000,000 divided by the Double Eagle closing stock price, referred to herein as the Aggregate Stock Consideration as Adjusted for Double Eagle Closing Stock Price. The Aggregate Stock Consideration as Adjusted for Double Eagle Closing Stock Price may not be less than 1,100,000 shares of Double Eagle common stock. The "Double Eagle closing stock price" equals the volume-weighted average trading price of the Double Eagle Common Stock over the 20 trading days ending on the third trading day preceding the closing of the merger.

If at the effective time the Double Eagle closing stock price is below $4.75 per share, an aggregate cash payment, in addition to the Aggregate Stock Consideration, will be made to the holders of Petrosearch common stock and Petrosearch preferred stock, on an as-converted basis, equal to:
• $4.75 minus the greater of (I) the Double Eagle closing stock price or (II) $4.00, multiplied by;
• the Aggregate Stock Consideration, such payment is referred to as the "Aggregate Cash Consideration."

If Double Eagle is required to pay any Aggregate Cash Consideration, then each holder of Petrosearch common stock and Petrosearch preferred stock, on an as converted basis, shall be entitled to receive a portion of the Aggregate Cash Consideration equal to (A) the number of shares of Double Eagle Common Stock that the holder of Petrosearch common stock or Petrosearch preferred stock is entitled to receive, multiplied by (B) $4.75 less the greater of (I) the Double Eagle closing stock price or (II) $4.00.

In the event that there is any shortfall in the working capital of Petrosearch below $8,750,000 as of a date five business days prior to the effective time (the "Final Working Capital Shortfall"), an adjustment equal to such Final Working Capital Shortfall shall be made to the aggregate consideration as follows:
• first as an offset to any Aggregate Cash Consideration; or
• if there is no Aggregate Cash Consideration or the Final Working Capital Shortfall is greater than the Aggregate Cash Consideration, then the Aggregate Stock Consideration, or, if applicable, the Aggregate Stock Consideration as Adjusted for Double Eagle Closing Stock Price, shall be adjusted to equal:
 $11,000,000 less the Final Working Capital Shortfall, divided by;
 $11,000,000, and multiplied by;
 the Aggregate Stock Consideration, or if applicable, the Aggregate Stock Consideration as Adjusted for Double Eagle Stock Price.

Based on the foregoing, as of the effective time of the merger, the Exchange Ratio was 0.0433, the Double Eagle closing stock price was $4.1235 and the Final Working Capital Shortfall was equal to $249,716. As a result, the total cash consideration to be paid by Double Eagle to the stockholders of Petrosearch, after deducting the Final Working Capital Shortfall, will be $873,436, or $.0211 per share of Petrosearch common stock or Petrosearch preferred stock, on an as-converted basis.

The foregoing description of the consideration set forth in the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed on March 30, 2009 and is incorporated into this Current Report on Form 8-K by reference. The Merger Agreement provides further information regarding the terms of the merger.

Item 7.01 Regulation FD Disclosure.

On August 6, 2009, the Company issued a press release entitled "Double Eagle Petroleum Co and
Petrosearch Energy Corporation. Announce Closing of Merger". The press release is attached as Exhibit 99.1 hereto.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K shall not be deemed "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The financial statements required by Item 9.01(a) of Form 8-K will be filed by amendment to this Current Report on Form 8-K within 71 calendar days after the date this Current Report on Form 8-K must be filed.

(b) Pro Forma Financial Information.

The pro forma financial information required by Item 9.01(b) of Form 8-K will be filed by amendment to this Current Report on Form 8-K within 71 calendar days after the date this Current Report on Form 8-K must be filed.

(c) None.

(d) Exhibits.

Exhibit No. Title

99.1 Press Release, dated August 6, 2009

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Double Eagle Petroleum Co.

August 6, 2009	By:	/s/ Kurtis Hooley

Name: Kurtis Hooley
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release, dated August 6, 2009